UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: 617-354-0068

Not Applicable

(Former name or former address, if changed since last report)

__________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2019, CarGurus, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2019. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and in the press release attached as Exhibit 99.1 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2019, the Company held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 27, 2019. The final voting results from the Annual Meeting are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each nominee named below to serve as a Class II director for a term ending in 2022, or until his successor has been duly elected and qualified. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld
Steven Conine	255,581,440	6,731,176
Stephen Kaufer	237,085,628	25,226,988
Anastasios Parafestas	232,116,639	30,195,977

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent auditors for the year ending December 31, 2019.  The results of such vote were as follows:

Votes For	Votes Against	Abstentions
268,623,787	42,491	38,185

Proposal 3 – Non-binding Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders voted in favor of holding an advisory vote to approve the compensation paid to the Company’s named executive officers every year.  The results of such vote were as follows:

One Year	Two Years	Three Years	Abstentions
262,232,543	11,269	32,933	35,871

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of CarGurus, Inc. dated May 9, 2019, reporting its financial results for the quarter ended March 31, 2019, furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2019	CARGURUS, INC.

/s/ Jason Trevisan
Name: Jason Trevisan Title: Chief Financial Officer and Treasurer